                                  EXHIBIT 32.1

ODYSSEY PICTURES CORPORATION
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In  connection  with the Annual  Report of  Odyssey  Pictures  Corporation  (the Company)  on Form  10-KSB for the period  ended June 30,  2004 as filed with the Securities  and Exchange  Commission  on the date hereof (the  Report),  I, John Foster,  Chief  Executive  Officer and Chief  Financial  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company. A signed  original of this  written  statement  required by Section 906 has been provided  to  Odyssey  Pictures  Corporation  and will be  retained  by  Odyssey Pictures  Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

December 2, 2008

/s/ John Foster
---------------------------
John Foster
Chief Executive Officer and
Chief Financial Officer